UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.   )

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

LQR HOUSE INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

6800 Indian Creek Dr, Suite 1E

Miami, Florida 33141

Telephone: (786) 389-9771

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTERS DESCRIBED HEREIN.

To: The Stockholders of LQR House Inc.

Re: Action by Written Consent In Lieu of Special Meeting of Stockholders

We are furnishing this notice and the accompanying Information Statement to the holders of shares of common stock of LQR House Inc., a Nevada corporation (the “Company”), for informational purposes only pursuant to Section 14(c) of the Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder.

The purpose of this Information Statement is to notify our stockholders that effective on November 16, 2023, the following shareholders (each a “Majority Shareholder”) executed a written consent in lieu of a special meeting of stockholders (the “Majority Stockholder Consents”)

(i)	1173727 BC LTD, which beneficially owns an aggregate of 166,644 total voting shares, representing approximately 4.95% of the Company’s voting stock as of such date consisting of 166,644 shares of common stock, representing 4.95% of the Company’s outstanding shares of common stock

(ii)	2200049 Alberta which beneficially owns an aggregate of 49,879 total voting shares, representing approximately 1.48% of the Company’s voting stock as of such date consisting of 49,879 shares of common stock, representing 1.48% of the Company’s outstanding shares of common stock
(iii)	Corbo Capital which beneficially owns an aggregate of 85,238 total voting shares, representing approximately 2.53% of the Company’s voting stock as of such date consisting of 85,238 shares of common stock, representing 2.53% of the Company’s outstanding shares of common stock
(iv)	Lions Capital Investments which beneficially owns an aggregate of 164,953 total voting shares, representing approximately 4.90% of the Company’s voting stock as of such date consisting of 164,953 shares of common stock, representing 4.90% of the Company’s outstanding shares of common stock
(v)	Michael Gates who beneficially owns an aggregate of 120,709 total voting shares, representing approximately 3.59% of the Company’s voting stock as of such date consisting of 120,709 shares of common stock, representing 3.59% of the Company’s outstanding shares of common stock
(vi)	1226053BC LTD which beneficially owns an aggregate of 333,597 total voting shares, representing approximately 9.91% of the Company’s voting stock as of such date consisting of 333,597 shares of common stock, representing 9.91% of the Company’s outstanding shares of common stock
(vii)	Gregory Hoffman who beneficially owns an aggregate of 273,809 total voting shares, representing approximately 8.14% of the Company’s voting stock as of such date consisting of 273,809 shares of common stock, representing 8.14% of the Company’s outstanding shares of common stock

(viii)	Hoffman Management which beneficially owns an aggregate of 111,377 total voting shares, representing approximately 3.31% of the Company’s voting stock as of such date consisting of 111,377 shares of common stock, representing 3.31% of the Company’s outstanding shares of common stock
(ix)	Joshua Squires Quinn who beneficially owns an aggregate of 65,617 total voting shares, representing approximately 1.95% of the Company’s voting stock as of such date consisting of 65,617 shares of common stock, representing 1.95% of the Company’s outstanding shares of common stock
(x)	Mercantile Holdings which beneficially owns an aggregate of 333,342 total voting shares, representing approximately 9.91% of the Company’s voting stock as of such date consisting of 333,342 shares of common stock, representing 9.91% of the Company’s outstanding shares of common stock
(xi)	Robert Foster who beneficially owns an aggregate of 178,566 total voting shares, representing approximately 5.31% of the Company’s voting stock as of such date consisting of 178,566 shares of common stock, representing 5.31% of the Company’s outstanding shares of common stock
(xii)	Stanley IU who beneficially owns an aggregate of 119,045 total voting shares, representing approximately 5.54% of the Company’s voting stock as of such date consisting of 119,045 shares of common stock, representing 5.54% of the Company’s outstanding shares of common stock
(xiii)	Scott A Watson who beneficially owns an aggregate of 178,544 total voting shares, representing approximately 5.31% of the Company’s voting stock as of such date consisting of 178,544 shares of common stock, representing 5.31% of the Company’s outstanding shares of common stock
(xiv)	Kumar Abhishek who beneficially owns an aggregate of 277 total voting shares, representing approximately 0.01% of the Company’s voting stock as of such date consisting of 277 shares of common stock, representing 0.01% of the Company’s outstanding shares of common stock
(xv)	Alexandra Hoffman who beneficially owns an aggregate of 555 total voting shares, representing approximately 0.02% of the Company’s voting stock as of such date consisting of 555 shares of common stock, representing 0.02% of the Company’s outstanding shares of common stock
(xvi)	Sean Dollinger who beneficially owns an aggregate of 33,801 total voting shares, representing approximately 1.00% of the Company’s voting stock as of such date consisting of 33,801 shares of common stock, representing 1.00% of the Company’s outstanding shares of common stock.

approving the following matter, which had previously been approved by the Board of Directors of the Company (the “Board”) on November 15, 2023:

●	the filing of a Certificate of Amendment to the Company’s Articles of Incorporation to amend the Company’s authorized number of shares of Common Stock to three hundred and fifty million (350,000,000) shares of par value $0.0001 and to restate Article 8, Authorized Shares thereof, to reflect such amendment.

This Information Statement has been mailed to stockholders on or around [*], 2024. Stockholders may also request a copy of the Information Statement by contacting our main office at (786) 389-9771.

In accordance with Rule 14c-2 of the Exchange Act, the corporate actions will be effective no earlier than twenty (20) days after this Information Statement has been mailed to our stockholders, which we expect to be on or approximately [*], 2024.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

BY ORDER OF THE BOARD OF DIRECTORS:

Miami, Florida	/s/
[*]	Sean Dollinger,
Chief Executive Officer

i

Appendices:

Appendix A – Form of Certificate of Amendment to Articles of Incorporation to Increase Authorized Common Stock

Unless the context requires otherwise, references to the “Company,” “we,” “us,” “our,” “LQR House” and “LQR House Inc.” refer specifically to LQR House Inc. and its consolidated subsidiaries.

In addition, unless the context otherwise requires and for the purposes of this Information Statement only:

●	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;

●	“SEC” or the “Commission” refers to the United States Securities and Exchange Commission;

●	“Securities Act” refers to the Securities Act of 1933, as amended; and

●	“FYE” means fiscal year end.

ii

FORWARD-LOOKING STATEMENTS

This Information Statement contains “forward-looking statements.” These statements are based on our current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken in the future. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those set forth in the section on forward-looking statements and in the risk factors in Item 1A. of our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023, as filed with the Securities and Exchange Commission on November 16, 2023 (the “Form 10-Q”).

iii

6800 Indian Creek Dr, Suite 1E

Miami, Florida 33141

Telephone: (786) 389-9771

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

GENERAL INFORMATION

This Information Statement is being mailed on or about [*], 2024, to the holders of record at the close of business on November 16, 2023 (the “Record Date”) of shares of the common stock and preferred stock of LQR House Inc., a Nevada corporation, in connection with the following action taken by the holder of a majority of our outstanding voting shares as follows:

●	the filing of a Certificate of Amendment to the Company’s Articles of Incorporation to increase the Company’s authorized number of shares of Common Stock to three hundred and fifty million (350,000,000) shares of par value $0.0001 and to restate Article 8, Authorized Shares thereof, to reflect such amendment (the “Amendment”).

On November 16, 2023, the following shareholders (each a “Majority Shareholder”) executed a written consent in lieu of a special meeting of stockholders (the “Majority Stockholder Consents”)

(i)	1173727 BC LTD, which beneficially owns an aggregate of 166,644 total voting shares, representing approximately 4.95% of the Company’s voting stock as of such date consisting of 166,644 shares of common stock, representing 4.95% of the Company’s outstanding shares of common stock
(ii)	2200049 Alberta which beneficially owns an aggregate of 49,879 total voting shares, representing approximately 1.48% of the Company’s voting stock as of such date consisting of 49,879 shares of common stock, representing 1.48% of the Company’s outstanding shares of common stock
(iii)	Corbo Capital which beneficially owns an aggregate of 85,238 total voting shares, representing approximately 2.53% of the Company’s voting stock as of such date consisting of 85,238 shares of common stock, representing 2.53% of the Company’s outstanding shares of common stock
(iv)	Lions Capital Investments which beneficially owns an aggregate of 164,953 total voting shares, representing approximately 4.90% of the Company’s voting stock as of such date consisting of 164,953 shares of common stock, representing 4.90% of the Company’s outstanding shares of common stock
(v)	Michael Gates who beneficially owns an aggregate of 120,709 total voting shares, representing approximately 3.59% of the Company’s voting stock as of such date consisting of 120,709 shares of common stock, representing 3.59% of the Company’s outstanding shares of common stock
(vi)	1226053BC LTD which beneficially owns an aggregate of 333,597 total voting shares, representing approximately 9.91% of the Company’s voting stock as of such date consisting of 333,597 shares of common stock, representing 9.91% of the Company’s outstanding shares of common stock
(vii)	Gregory Hoffman who beneficially owns an aggregate of 273,809 total voting shares, representing approximately 8.14% of the Company’s voting stock as of such date consisting of 273,809 shares of common stock, representing 8.14% of the Company’s outstanding shares of common stock

(viii)	Hoffman Management which beneficially owns an aggregate of 111,377 total voting shares, representing approximately 3.31% of the Company’s voting stock as of such date consisting of 111,377 shares of common stock, representing 3.31% of the Company’s outstanding shares of common stock
(ix)	Joshua Squires Quinn who beneficially owns an aggregate of 65,617 total voting shares, representing approximately 1.95% of the Company’s voting stock as of such date consisting of 65,617 shares of common stock, representing 1.95% of the Company’s outstanding shares of common stock
(x)	Mercantile Holdings which beneficially owns an aggregate of 333,342 total voting shares, representing approximately 9.91% of the Company’s voting stock as of such date consisting of 333,342 shares of common stock, representing 9.91% of the Company’s outstanding shares of common stock
(xi)	Robert Foster who beneficially owns an aggregate of 178,566 total voting shares, representing approximately 5.31% of the Company’s voting stock as of such date consisting of 178,566 shares of common stock, representing 5.31% of the Company’s outstanding shares of common stock
(xii)	Stanley IU who beneficially owns an aggregate of 119,045 total voting shares, representing approximately 5.54% of the Company’s voting stock as of such date consisting of 119,045 shares of common stock, representing 5.54% of the Company’s outstanding shares of common stock
(xiii)	Scott A Watson who beneficially owns an aggregate of 178,544 total voting shares, representing approximately 5.31% of the Company’s voting stock as of such date consisting of 178,544 shares of common stock, representing 5.31% of the Company’s outstanding shares of common stock.
(xiv)	108 Foods Inc which beneficially owns an aggregate of 64,985 total voting shares, representing approximately 1.93% of the Company’s voting stock as of such date consisting of 64,985 shares of common stock, representing 1.93% of the Company’s outstanding shares of common stock
(xv)	Kumar Abhishek who beneficially owns an aggregate of 277 total voting shares, representing approximately 0.01% of the Company’s voting stock as of such date consisting of 277 shares of common stock, representing 0.01% of the Company’s outstanding shares of common stock
(xvi)	Alexandra Hoffman who beneficially owns an aggregate of 555 total voting shares, representing approximately 0.02% of the Company’s voting stock as of such date consisting of 555 shares of common stock, representing 0.02% of the Company’s outstanding shares of common stock
(xvii)	Sean Dollinger who beneficially owns an aggregate of 33,801 total voting shares, representing approximately 1.00% of the Company’s voting stock as of such date consisting of 33,801 shares of common stock, representing 1.00% of the Company’s outstanding shares of common stock.

approving the following matter, which had previously been approved by the Board of Directors of the Company (the “Board”) on November 15, 2023:

The elimination of the need for a formal meeting of the stockholders to approve the actions is authorized by Section 78.320 of the Nevada Revised Statutes, (the “Nevada Law”). This Section provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the formal meeting. According to Section 78.380(1)(b) of the Nevada Law, an action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action and pursuant to Section 78.330 of Nevada Law, directors of every corporation must be elected at the annual meeting of the stockholders by a plurality of the votes cast at the election. In order to eliminate the costs and management time involved in holding a special meeting and in order to approve the Amendment described above, the Board of Directors of the Company voted to utilize the written consent of the Majority Stockholders of the Company and did in fact obtain, the written consent of the Majority Stockholders to approve the Amendment described above, pursuant to the Majority Stockholder Consents.

The actions taken pursuant to the Majority Stockholder Consents were in lieu of a special meeting of stockholders. This Information Statement shall constitute notice to you of the Majority Stockholders taking action by written consent under Section 78.320 of the NRS.

This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Exchange Act to our stockholders of record on the Record Date. The actions approved by the Majority Stockholders will be effective no earlier than twenty (20) days after the date this Information Statement is first sent to stockholders, which we expect to be on or approximately [*], 2024. Notice of the availability of this Information Statement is being mailed on or about [*], 2024, to stockholders of record on the Record Date who did not execute the Majority Stockholder Consents. Stockholders may also request a copy of the Information Statement by contacting our main office at (786) 389-9771.

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

As a result of the above, your consent is not required and is not being solicited.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY

STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM

YOU OF CERTAIN ACTIONS TAKEN BY THE MAJORITY STOCKHOLDER.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the common stock and preferred stock held of record by them.

The following table sets forth the name of the Majority Stockholders, the number of shares of common stock held by the Majority Stockholders, the total number of votes that the Majority Stockholders voted in favor of the Amendment and the percentage of the issued and outstanding voting equity of the Company that voted in favor thereof.

	Number of Shares of Common	Number of Votes held by Majority	Number of Votes that Voted in Favor of the	Percentage of the Voting Equity that Voted in favor of the
Name of Majority Stockholder	Stock held	Stockholder	Amendment	Amendment

1173727 BC LTD	166,644	166,644	166,644	4.95%
2200049 Alberta	49,879	49,879	49,879	1.48%
Corbo Capital	85,238	85,238	85,238	2.53%
Lions Capital Investments	164,953	164,953	164,953	4.90%
Michael Gates	120,709	120,709	120,709	3.59%
1226053BC LTD	333,597	333,597	333,597	9.91%
Gregory Hoffman	273,809	273,809	273,809	8.14%
Hoffman Management	111,377	111,377	111,377	3.31%
Joshua Squires Quinn	65,617	65,617	65,617	1.95%
Mercantile Holdings	333,342	333,342	333,342	9.91%
Robert Foster	178,566	178,566	178,566	5.31%
Stanley IU	119,045	119,045	119,045	3.54%
Scott A Watson	178,544	178,544	178,544	5.31%
108 Foods Inc	64,985	64,985	64,985	1.93%
Kumar Abhishek	277	277	277	0.01%
Alexandra Hoffman	555	555	555	0.02%
Sean Dollinger	33,801	33,801	33,801	1.00%

Total	2,280,938	2,280,938	2,280,938	67.78%

Dissenters’ Right of Appraisal

No dissenters’ or appraisal rights under Nevada Law are afforded to the Company’s stockholders as a result of the approval of the Amendment set forth above.

Vote Required

The number of votes cast in favor of the Amendment described above had to be at least equal to the vote of stockholders holding shares in the Company entitling them to exercise a majority of the voting power of the Company. As of the Record Date, the Company had outstanding 3,365,333 shares of common stock, which each vote one (1) voting share on stockholder matters. The Majority Stockholders voted an aggregate of 38,016 total voting shares, or 67.78% of the Company’s total voting shares as of the Record Date via the Majority Stockholder Consent, to approve the Amendment described above, which voting shares were equal to a majority of the voting power of the Company.

AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

Our Board and the Majority Stockholders, pursuant to the Majority Stockholder Consents, have approved and ratified the filing of a Certificate of Amendment to the Company’s Articles of Incorporation with the Secretary of State of Nevada to reflect the Amendment, and to increase the Company’s total authorized number of shares of Common Stock three hundred and fifty million (350,000,000) shares (the “Share Increase”), and to restate Article 8, Authorized Shares thereof, in the form of Appendix A hereto, which is subject to non-material technical, administrative or similar changes and modifications by the officers of the Company, in order to comply with Nevada law.

The Amendment has no effect on the par value of the Company’s common stock.

The purpose of the Share Increase is to provide the Board of Directors the ability to issue additional shares of common stock of the Company to enable the Company to complete transactions which the Board of Directors believe may be accretive to stockholders, including acquisitions, consulting and employment relationships and fund raisings, provided that the Company does not currently have any definitive plans to, or definitive agreements or understandings in place to, issue any such additional authorized but unissued shares of common stock which will be made available as a result of the Share Increase.

The purpose of the Amendment is to reflect the Share Increase and to restate Article 8, Authorized Shares of the current Articles of Incorporation.

As a result of the Share Increase, there will be three hundred and fifty million (350,000,000) total authorized shares of capital stock of the Company, consisting of 350,000,000 shares of common stock, having a par value of $0.0001 per share.

The Board of Directors will be authorized to issue the additional shares of common stock without having to obtain the approval of the Company’s stockholders. The issuance of additional shares could result in the dilution of the value of the shares now outstanding, if the terms on which the shares were issued were less favorable than the contemporaneous market value of the Company’s common stock.

The increase in the number of shares of common stock available for issuance is not being done for the purpose of impeding any takeover attempt. Nevertheless, the power of the Board of Directors to provide for the issuance of shares of common stock without stockholder approval has potential utility as a device to discourage or impede a takeover of the Company. In the event that a non-negotiated takeover were attempted, the private placement of stock into “friendly” hands, for example, could make the Company unattractive to the party seeking control of the Company. This would have a detrimental effect on the interests of any stockholder who wanted to tender his or her shares to the party seeking control or who would favor a change in control.

Effective Time and Implementation of the Amendment

The effective time for the Amendment will be the date on which we file the Amendment with the office of the Secretary of State of the State of Nevada or such later date and time as specified in the Amendment. We currently anticipate that the Amendment will be effective no earlier than twenty (20) days after this Information Statement has been made available to our stockholders, which we expect to be on or approximately [*], 2024.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of the Record Date of this report by (a) each stockholder who is known to us to beneficially own 5% or more of our common stock, (b) directors, (c) our executive officers, and (d) all executive officers and directors as a group. Beneficial ownership is determined according to the SEC rules, and generally means that person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power of that security and includes options, warrants and other securities convertible or exercisable into shares of common stock, provided that such securities are currently exercisable or convertible or exercisable or convertible within 60 days of the date hereof. Each director or officer, as the case may be, has furnished us with information with respect to their beneficial ownership. Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their common stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their common stock.

	Percent of
	Common	Common
	Stock	Stock
	Beneficially	Beneficially
Name of Beneficial Owner	Owned	Owned
Named Executive Officers and Directors:
Sean Dollinger	33,801	1.0%
Alexandra Hoffman	555	0.02%
Kumar Abhishek	277	0.01%
All directors and executive officers as a group
(three persons)	34,633	1.03%

Greater Than 5% Stockholders

1226053BC LTD	333,597	9.91%
Gregory Hoffman	273,809	8.14%
Mercantile Holdings	333,342	9.91%

Robert Foster	178,566	5.31%
Scott A Watson	178,544	5.31%
1226053BC LTD	333,597	9.91%

Change of Control

The Company is not aware of any arrangements which may at a subsequent date result in a change of control of the Company.

DISSENTERS’ RIGHTS

Under Nevada law there are no dissenters’ rights available to our stockholders in connection with any of the actions approved in the Majority Stockholder Consent.

OTHER MATTERS

No matters other than those discussed in this Information Statement are contained in the written consent signed by the holders of a majority of the voting power of the Company.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS ACTED UPON

No officer or director of the Company has any substantial interest in the matters acted upon, other than his or her role as an officer or director of the Company. No director of the Company opposed the actions disclosed herein.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the Information Statement to the beneficial owners of common stock held of record by such persons and that the Company will reimburse them for their reasonable expenses incurred in connection therewith.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

For a stockholder proposal to be considered for inclusion in our proxy or information statement for the 2024 annual meeting, our Corporate Secretary must receive the written proposal at our principal executive offices no later than the deadline stated below. Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

LQR House Inc.

Attention: Corporate Secretary

6800 Indian Creek Dr, Suite 1E

Miami, Florida 33141

Telephone: (786) 389-9771

Under Rule 14a-8, to be timely, a stockholder’s notice must be received at our principal executive offices not less than 120 calendar days before the date our proxy or information statement is released to stockholders in connection with the previous year’s annual meeting. However, if we did not hold an annual meeting in the previous year or if the date of that year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. Upon receipt of any proposal, we will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

Stockholder proposals must be in writing and must include (a) the name and record address of the stockholder who intends to propose the business and the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to introduce the business specified in the notice; (c) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (d) any material interest of the stockholder in such business; and (e) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act. The Board of Directors reserves the right to refuse to submit any proposal to stockholders at an annual meeting if, in its judgment, the information provided in the notice is inaccurate or incomplete, or does not comply with the requirements for stockholder proposals set forth in the Company’s Bylaws.

Stockholder nominations for director candidates must include (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy and information statements with respect to two or more stockholders sharing the same address by delivering a single proxy or information statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy or information statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy or information statement, or if you currently receive multiple proxy or information statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to LQR House Inc., 6800 Indian Creek Dr, Suite 1E, Miami, Florida 33141 or by faxing a communication to [*].

WHERE YOU CAN FIND MORE INFORMATION

This Information Statement refers to certain documents that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner of our shares, to whom this Information Statement is delivered upon oral or written request, without charge. Requests for such documents should be directed to our Corporate Secretary, at 6800 Indian Creek Dr, Suite 1E, Miami, Florida 33141.

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC’s website at http://www.sec.gov. Additionally, copies of our filings and reports with the SEC are made available on our website at www.lqrhouse.com, under the heading “Invest”—“Financials - SEC Filings”. Our website contains information we do not desire to incorporate by reference in this Information Statement.

Dated: [*]	LQR HOUSE INC.

	By:	/s/
Sam Dollinger,
Chief Executive Officer

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity as on file with the Nevada Secretary of State: LQR HOUSE INC. Entity or Nevada Business Identification Number (NVID): NV20232691921
2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2 3, 5 and 6)	☐ Certificate to Accompany Restated Articles or Amended and Restated Articles ☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ____ The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. ☐ Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type.
3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.)	☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued
	☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ____ Or ☐ No action by stockholders is required, name change only.
	☐ Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: ____ Jurisdiction of formation: ____ Changes to takes the following effect: ☐ The entity name has been amended. ☐ Dissolution ☐ The purpose of the entity has been amended. ☐ Merger ☐ The authorized shares have been amended. ☐ Conversion ☐ Other: (specify changes) ____ * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

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Revised: 9/1/2023

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☒ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) Article 8 - see attachment (attach additional page(s) if necessary)
6. Signature: (Required)	X ______________________ CHIEF EXECUTIVE OFFICER Signature of Officer or Authorized Signer — Title X ______________________ CHIEF FINANCIAL OFFICER Signature of Officer or Authorized Signer — Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

See attachment.

This form must be accompanied by appropriate fees.

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Revised: 9/1/2023

ATTACHMENT

AMENDMENT TO

ARTICLES OF INCORPORATION

OF

LQR HOUSE INC.

Article 8 of the Articles of Incorporation of LQR House Inc. (the "Corporation") is hereby amended, restated, superseded and replaced in its entirety by the following:

Article 8 – Authorizes Shares

The number of shares of stock which the Corporation shall have authority to issue is 350,000,000 shares, $0.0001 par value per share, all of which shares are designated as common stock ("Common Stock").